Summary Prospectus    January 27, 2023

JOHCM Global Select Fund

Class	/ Ticker	Institutional Shares	JOGIX	Advisor Shares	JOGEX	Investor Shares	(Not currently offered)	Class Z Shares	(Not currently offered)

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated January 27, 2023, as revised from time to time, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to https://www.johcm.com/us/how-to-invest/222/prospectus-sai, call 866-260-9549 (toll free) or 312-557-5913, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling toll-free 866-260-9549 or 312-557-5913. If you own your shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by calling toll-free 866-260-9549 or 312-557-5913 or by contacting your financial intermediary.

Investment Objective

The investment objective of the JOHCM Global Select Fund (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares		Advisor Shares		Investor Shares		Class Z Shares
Management Fee	0.89%		0.89%		0.89%		0.89%
Distribution (Rule 12b-1) Fees	None		0.10%		0.25%		None
Other Expenses	0.10%		0.10%		0.10%		0.10%
Total Annual Fund Operating Expenses	0.99%		1.09%		1.24%		0.99%
Fee Waivers and Reimbursements[1]	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.98%		1.08%		1.23%		0.98%

[1]	JOHCM (USA) Inc (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.98%, 1.08%, 1.23%, and 0.98% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, until January 28, 2024. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Advisory Agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$100	$314	$546	$1,212
Advisor Shares	$110	$346	$600	$1,328
Investor Shares	$125	$392	$680	$1,499
Class Z Shares	$100	$314	$546	$1,212

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recently completed fiscal year, the portfolio turnover rate of the Fund was 54.44% of the average value of its portfolio.

Summary Prospectus	January 27, 2023	JOHCM Funds

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Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in common stocks and other equity securities of U.S. and non-U.S. companies, including in preferred stock, rights, and warrants. The Fund normally invests at least 40% of its assets in companies located in countries other than the U.S., provided that the Fund reserves the flexibility to invest as little as 30% of its assets in companies located outside the U.S. when market conditions are unfavorable. Notwithstanding the previous sentence, the Fund may invest a percentage lower than 40% in such non-U.S. securities if the weighting of non-U.S. securities in the Fund’s performance benchmark (currently, the MSCI ACWI Index) drops below 45%, in which case the minimum level investments in non-U.S. securities must remain within 5% of the benchmark’s weighting (e.g. if the weighting of non-U.S. securities in the Fund’s performance benchmark is 38%, the minimum level for investing in non-U.S. securities for the Fund would be 33%). Typically, the Fund invests in a number of different countries, including emerging markets. The Fund may invest in companies of any size, including small- and mid capitalization companies, in order to achieve its objective.

The portfolio managers seek to identify and make investments based on a multi-dimensional investment process, considering a number of factors, including growth, valuation, size, momentum, and beta. Beta measures the volatility of a stock relative to the overall market. The Fund utilizes a core investment style with a growth tilt (growth at a reasonable price, or “GARP”) over all capitalization ranges, which means that the Fund generally invests in larger, more established companies, but would expect to invest a somewhat greater portion of its assets in smaller, growth companies than would a typical large cap mutual fund. The GARP investment strategy is a blend of growth and value investing and seeks to find companies that have strong earnings growth at a good price. The Fund seeks those stocks, sectors, and countries with positive earnings surprises, sustainably high or increasing return on equity, and attractive valuations. The investment process utilizes a combination of bottom up investing and top down asset allocation that typically results in a portfolio of 30 to 60 holdings. Bottom up investing utilizes techniques such as fundamental analysis to assess growth and value potential of individual issuers. In conducting fundamental analysis of companies that are being considered for purchase by the Fund, the portfolio managers will evaluate, among other things, the financial condition and management of a company, its industry, stability of the country in which the company is located, and the interrelationship of these variables over time.

Additionally, as a standard part of the multi-dimensional investment process, the portfolio managers consider financially material environmental, social and governance (“ESG”) factors, including potential impacts on the long-term risk and return profile of a company. Such factors, alongside other relevant factors, may be taken into account in the Fund’s securities selection process. Top down asset allocation utilizes evaluations of, among other things, economic factors including country risk, sector trends within individual countries and regions, and currency impact.

Investments are predominantly in common stock, however the Fund also expects to gain some of its equity exposure indirectly, such as through purchasing depositary receipts, exchange-traded funds (“ETFs”) and/or participatory notes. Participatory notes (commonly known as “P-notes”) are instruments that provide exposure to, primarily, equity securities of issuers listed on a non-U.S. exchange and are typically used when a direct investment in the underlying security is either unpermitted, restricted or uneconomical due to country-specific regulations or other restrictions.

Principal Investment Risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear. The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks.

Equity Securities Risk.  The risk that events negatively affecting issuers, industries, or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.

Non-U.S. Securities Risk.  Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Emerging Markets Risk.  In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.

ESG Factor Risk.  Considering ESG factors when evaluating an investment may result in the selection or exclusion of certain investments based on the Adviser’s view of these factors and carries the risk that the Fund may underperform funds that do not take ESG factors into account. In evaluating an issuer, the Adviser may be dependent upon information and data obtained through voluntary reporting by issuers or third-party research that may be incomplete, inaccurate or unavailable, which could impact the portfolio managers’ assessment of related risks and opportunities.

ETF Risk.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Summary Prospectus	January 27, 2023	JOHCM Funds

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Management Risk.  The Adviser’s judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

Growth Investing Risk.  The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over a short or long period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

GARP Investment Strategy Risk.  GARP investing involves buying stocks that the portfolio managers believe have reasonable price/earnings ratios in relation to the relevant company’s current or expected future earnings growth rate. To the extent the Fund uses a GARP investing strategy, the Fund’s performance may be adversely affected when stocks preferred by a GARP investing strategy underperform or are not favored by investors in prevailing market and economic conditions.

Preferred Stock Risk.  The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Small-Cap and Mid-Cap Company Risk.  The small- and mid-capitalization companies in which the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies.

Regulatory Risk.  Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Value Investing Risk.  Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.

Performance Information

The Fund commenced operations upon the reorganization of the Predecessor Fund into the Fund on July 19, 2021. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund. The bar chart and performance table below provide an indication of the risks of an investment in the Fund (and the Predecessor Fund for periods prior to the reorganization) by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Institutional Shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866-260-9549 (toll free) or 312-557-5913.

Annual Total Returns – Institutional Shares for year ended December 31*

Best quarter:	04/01/2020 – 06/30/2020	25.06%
Worst quarter:	04/01/2022 – 06/30/2022	(18.97%)

*	The Fund’s fiscal year end is September 30. The Fund’s most recent quarterly return (since the end of the last fiscal year) through December 31, 2022 was 7.26%.

Average Annual Total Returns – for the Periods Ended December 31, 2022

	1 Year		5 Years	Since Inception^
Institutional Shares – Before Taxes	(32.83%	)	5.02%	7.70%
Institutional Shares – After Taxes on Distributions	(34.18%	)	2.64%	6.43%
Institutional Shares – After Taxes on Distributions and Sale of Fund Shares	(18.42%	)	4.10%	6.38%
MSCI ACWI Index (reflects no deductions for fees or expenses)*	(18.37%	)	5.23%	7.55%
Advisor Shares – Before Taxes	(32.91%	)	4.91%	7.61%

^	The Institutional Shares and Advisor Shares of the Predecessor Fund commenced operations on March 22, 2013. Investor Shares had not yet commenced operations as of the periods ended December 31, 2022.
*	Index returns shown are net of withholding taxes.

Portfolio Management

Investment Adviser

The Fund’s investment adviser is JOHCM (USA) Inc (the “Adviser”).

Portfolio Managers

Christopher J.D. Lees, CFA

Senior Fund Manager

Length of Service: Since 2009*

Nudgem Richyal, CFA

Senior Fund Manager

Length of Service: Since 2009*

*	Each Portfolio Manager served as portfolio manager of the Fund’s predecessor, which reorganized into the Trust on July 19, 2021.

Summary Prospectus	January 27, 2023	JOHCM Funds

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Buying and Selling Fund Shares

Minimum Initial Investment

Institutional $1,000,000

Advisor No minimum

Investor No minimum

Class Z $10,000,000

There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.

To Buy or Sell Shares:

JOHCM Funds Trust

c/o The Northern Trust Company

P.O. Box 4766

Chicago, IL 60680-4766

Telephone: 866-260-9549 (toll free) or 312-557-5913

You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and JOHCM Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.

Dividends, Capital Gains and Taxes

The Fund intends to make distributions that are generally taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.